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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2011

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10716 (Commission File Number)	38-2687639 (IRS Employer Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan (Address of principal executive offices)	48304 (Zip Code)

Registrant’s telephone number, including area code (248) 631-5400
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 23, 2011, TriMas Company LLC (“TriMas LLC”), a wholly owned subsidiary of TriMas Corporation (“TriMas Corp.”), entered into an incremental facility agreement among TriMas LLC, TriMas Corp., JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, N.A. (“Incremental Class A Revolving Lender”) and the other Loan Parties party thereto (the “Incremental Facility Agreement”).
The Incremental Facility Agreement provides a revolving commitment by the Incremental Class A Revolving Lender in an aggregate amount equal to $15,000,000 (“Incremental Class A Revolving Commitment”). The Incremental Class A Revolving Commitment constitutes an additional Class A Revolving Commitment under the Credit Agreement and therefore the terms of the Incremental Class A Revolving Commitment and the Loans and other extensions of credit to be made pursuant to the Incremental Facility Agreement will be identical to those of the Class A Revolving Commitments and Loans and other extensions of credit made pursuant to the Credit Agreement, and will be treated as a single class with such Class A Revolving Commitments and Loans. As of the date of this filing, TriMas LLC has not drawn any amounts under the revolving loan.
The Incremental Class A Revolving Lender, and its affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Incremental Facility Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Incremental Facility Agreement, which is attached as Exhibit 10.1 hereto and is hereby incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in and incorporated into Item 1.01 above is hereby incorporated into this Item 2.03 by reference.
Item 8.01  Other Events.

TriMas Corp. issued a press release (the “Press Release”) dated as of November 30, 2011 announcing that TriMas LLC and TriMas Corp. have entered into the Incremental Facility Agreement described in Item 1.01 above.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of TriMas Corp. under the Securities Act of 1933 or the Exchange Act.

 Item 9.01  Financial Statements and Exhibits.
 (d)            Exhibits. The following exhibits are furnished or filed, as applicable, herewith:

Exhibit No.	Description

10.1	Incremental Facility Agreement

99.1	Press Release dated November 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	November 30, 2011	By:	/s/ Joshua A. Sherbin
		Name:	Joshua A. Sherbin
		Title:	Vice President, General Counsel and Secretary